Exhibit 10.1

AMENDMENT NO. 3

dated as of

February 26, 2018,

among

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

COMMUNITY HEALTH SYSTEMS, INC.,

THE LENDERS PARTY HERETO

and

CREDIT SUISSE AG,

as Administrative Agent

CREDIT SUISSE SECURITIES (USA) LLC,

CITIGROUP GLOBAL MARKETS INC.

and

JPMORGAN CHASE BANK, N.A.,

as Joint Lead Arrangers,

CREDIT SUISSE SECURITIES (USA) LLC,

CITIGROUP GLOBAL MARKETS INC.,

JPMORGAN CHASE BANK, N.A.,

DEUTSCHE BANK SECURITIES INC.,

GOLDMAN SACHS BANK USA,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

RBC CAPITAL MARKETS, LLC1,

SUNTRUST ROBINSON HUMPHREY, INC.,

WELLS FARGO SECURITIES, LLC,

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

SIEMENS FINANCIAL SERVICES, INC.,

and

MORGAN STANLEY SENIOR FUNDING, INC.,

as Joint Bookrunners,

SCOTIA CAPITAL (USA) INC.,

FIFTH THIRD BANK,

and

COMPASS BANK,

as Co-Managers

[1]	RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates.

AMENDMENT NO. 3 dated as of February 26, 2018 (this “Amendment”), to the Credit Agreement dated as of July 25, 2007, as amended and restated as of November 5, 2010, February 2, 2012, and January 27, 2014, as further amended as of March 9, 2015, May 18, 2015, December 5, 2016 and May 30, 2017 (as heretofore amended, supplemented, amended and restated or otherwise modified, the “Credit Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Borrower”), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“Parent”), the lenders party thereto (the “Lenders”) and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

PRELIMINARY STATEMENT

A.    Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B.    Parent, the Borrower and the Required Covenant Lenders desire that certain provisions of the Credit Agreement be amended as provided herein.

C.    Parent, the Borrower and the Subsidiary Guarantors are party to one or more of the Security Documents, pursuant to which, among other things, Parent and the Subsidiary Guarantors Guaranteed the Obligations of the Borrower under the Credit Agreement and provided security therefor.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. (a) Capitalized terms used but not otherwise defined herein (including the Preliminary Statement hereto) shall have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(b) The amendment to the Credit Agreement described in Section 2 hereof, the reduction of the Extended Revolving Credit Commitments described in Section 3 hereof and the payment of fees and expenses with respect to the foregoing, in each case on the Amendment No. 3 Effective Date, are collectively referred to herein as the “Transactions”.

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows, effective as of the Amendment No. 3 Effective Date (as defined below):

(a) Section 6.12 of the Credit Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

(b) Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 6.13. Maximum First Lien Net Leverage Ratio. Permit the First Lien Net Leverage Ratio as of the last day of any fiscal quarter ending during a period set forth below to be greater than the ratio set forth opposite such period below:

Period	Ratio
October 1, 2017 through June 30, 2018	5.25 to 1.00
July 1, 2018 through December 31, 2018	5.00 to 1.00
January 1, 2019 through December 31, 2019	4.75 to 1.00
January 1, 2020 through June 30, 2020	4.50 to 1.00
Thereafter	4.25 to 1.00

For the purposes of this Section 6.13, the following terms shall have the meanings specified:

“First Lien Debt” shall mean, at any time the total Indebtedness of Parent, the Borrower and the Subsidiaries at such time (excluding (i) Indebtedness of the type described in clause (h) of the definition of such term or under performance or surety bonds, in each case except to the extent of any unreimbursed drawings thereunder and (ii) Indebtedness of the type described in clauses (c), (d), (e), (i), (j) and (k) of the definition of such term) that is secured by first priority Liens on any property or asset of Parent, the Borrower and the Subsidiaries at such time.

“First Lien Net Leverage Ratio” shall mean, on any date, the ratio of (a) (i) First Lien Debt minus (ii) the aggregate amount of unrestricted cash, cash equivalents and Permitted Investments that is included on the consolidated balance sheet of Parent, the Borrower and the Subsidiaries on such date, to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date for which financial statements have been delivered (or were required to be delivered) pursuant to Sections 5.04(a) or (b). In any period of four consecutive fiscal quarters in which any Permitted Acquisition or any Significant Asset Sale occurs, the First Lien Net Leverage Ratio shall be determined on a pro forma basis in accordance with Section 1.03.

The provisions of this Section 6.13 are solely for the benefit of the Revolving Credit Lenders and any Lenders having Other Term A Loans and, notwithstanding the provisions of Section 9.08, the Required Covenant Lenders may (i) amend or otherwise modify Section 6.13 or, solely for the purposes of Section 6.13, the defined terms used, directly or indirectly, therein, or (ii) waive any non-compliance with Section 6.13 or any Event of Default resulting from such non-compliance, in each case without the consent of any other Lenders.

SECTION 3. Extended Revolving Credit Commitment Reduction. Upon the effectiveness of this Amendment, and without any further action of any party hereto, the Extended Revolving Credit Commitments in effect immediately prior to the Amendment No. 3 Effective Date will be reduced to $650,000,000 in the aggregate with such reduction applied on a ratable basis among the Extended Revolving Credit Lenders. Schedule I attached hereto reflects such reduction in the Extended Revolving Credit Commitments. For the avoidance of doubt, the Non-Extended Revolving Credit Commitments shall not be reduced in any way by this Amendment.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Parent, the Borrower and each Subsidiary Guarantor hereby represents and warrants to each of the Lenders party hereto (collectively, the “Consenting Lenders”), the Administrative Agent, the Issuing Banks and the Collateral Agent that, after giving effect to this Amendment and the Transactions contemplated hereby:

(a) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct (i) in the case of representations and warranties qualified as to materiality, in all respects, and (ii) otherwise, in all material respects, in each case on and as of the Amendment No. 3 Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were so true and correct as of such earlier date (it being understood and agreed that the Transactions (as defined in this Amendment) shall be deemed to be the Subject Transactions for the purposes of the representation and warranty made in Section 3.22 of the Credit Agreement).

(b) No Default or Event of Default has occurred and is continuing.

(c) None of the Security Documents in effect on the Amendment No. 3 Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Amendment. The Guarantees created under such Security Documents will continue to guarantee the Obligations to the same extent as they guaranteed the Obligations immediately prior to the Amendment No. 3 Effective Date. The Liens created under such Security Documents will continue to secure the Obligations, and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Amendment No. 3 Effective Date.

SECTION 5. Effectiveness. This Amendment shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Amendment No. 3 Effective Date”):

(a) The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of Parent, the Borrower, each Subsidiary Guarantor and the Required Covenant Lenders.

(b) The Administrative Agent shall have received a certificate, dated the Amendment No. 3 Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement as if the Transactions were a Credit Event.

(c) The Administrative Agent shall have received (i) the fees due and payable under the Engagement Letter dated as of February 9, 2018, among Parent, the Borrower and each of the Joint Lead Arrangers party thereto (the “Engagement Letter”), in connection with this Amendment including, with respect to each Consenting Lender that is an Extended Revolving Credit Lender, (A) an amendment fee in an amount equal to 0.10% of the aggregate amount of such Consenting Lender’s Extended Revolving Credit Commitments (whether drawn or undrawn) as of the Amendment No. 3 Effective Date after giving effect to the reduction in such Extended Revolving Credit Commitments as set forth in Section 3 hereof and (B) an arrangement fee in an aggregate amount equal to $1,000,000 to be allocated among the Consenting Lenders based on their respective Extended Revolving Credit Commitments (whether drawn or undrawn) as of the Amendment No. 3 Effective Date after giving effect to the reduction in such Extended Revolving Credit Commitments as set forth in Section 3 hereof and (ii) all other amounts due and payable on or prior to the Amendment No. 3 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, under the Engagement Letter or under any other Loan Document.

The Administrative Agent shall notify Parent, the Borrower and the Lenders of the Amendment No. 3 Effective Date and such notice shall be conclusive and binding.

SECTION 6. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any other Secured Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

(b) From and after the Amendment No. 3 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified by this Amendment.

SECTION 7. Additional Undertakings. Each of Parent and the Borrower covenants and agrees with each Consenting Lender that, so long as the Credit Agreement remains in effect and until (a) the Extended Revolving Credit Commitments have been terminated, (b) the principal of and interest on each Revolving Loan made in respect of the Extended Revolving Credit Commitments has been paid in full, (c) all fees and all other expenses or amounts payable under any Loan Document in respect of the foregoing have been paid in full and (d) all Letters of Credit have been cancelled or have expired and all amounts drawn thereunder have been reimbursed in full or other arrangements acceptable to the Issuing Banks and the Administrative Agent have been made with respect thereto, unless the Required Covenant Lenders shall otherwise consent in writing, notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, neither Parent nor the Borrower will, nor will they cause or permit any of the Subsidiaries to, on any date on and after the Amendment No. 3 Effective Date, reinvest any proceeds of any Asset Sale pursuant to the first proviso of the definition “Net Cash Proceeds” (for the avoidance of doubt, it being understood and agreed that the applicable cash proceeds received in respect of any Asset Sale shall constitute Net Cash Proceeds as and when received); provided that, with respect to any Asset Sale, without limiting any obligation set forth in the Loan Modification Agreement dated as of May 30, 2017, among Parent, the Borrower, the Lenders party thereto and the Administrative Agent, (x) to the extent that the First Lien Net Leverage Ratio (as defined in Section 6.13 of the Credit Agreement after giving effect to this Amendment) as of the date of such Asset Sale and on a pro forma basis for the period of four consecutive fiscal quarters most recently ended on or prior to such date for which financial statements have been delivered (or were required to be delivered) pursuant to Sections 5.04(a) or (b) of the Credit Agreement (such period, the “Test Period”) (but without giving effect to such Asset Sale or the use of proceeds thereof) is greater than or equal to 4.5 to 1.0, then the Borrower shall be permitted, in accordance with the terms of the Credit Agreement, to reinvest a portion of such Net Cash Proceeds solely to the extent that either (A) such Net Cash Proceeds are applied to repay Term Loans in accordance with the terms of the Credit Agreement such that the First Lien Leverage Ratio for the Test Period (determined on a pro forma basis after giving effect to such Asset Sale and any prior Asset Sale but without netting any of the Net Cash Proceeds of such Asset Sale and assuming for such pro forma purposes that the portion of Consolidated EBITDA attributable to such Asset Sale is equal to the portion attributable to the Net Cash Proceeds used to repay Term Loans) does not exceed 4.0 to 1.0 or (B) the Required Amount (as defined below) of such Net Cash Proceeds are applied to repay Term Loans in accordance with the terms of the Credit Agreement, (y) to the extent that the First Lien Net Leverage Ratio (as defined in Section 6.13 of the Credit Agreement after giving effect to this Amendment) as of the date of such Asset Sale and on a pro forma basis for the applicable Test Period (but without giving effect to such Asset Sale or the use of proceeds thereof) is greater than or equal to 4.0 to 1.0 but less than 4.5 to 1.0, then the Borrower shall be permitted, in accordance with the terms of the Credit Agreement, to reinvest a portion of such Net Cash Proceeds solely to the extent that either (A) such Net Cash Proceeds are applied to repay Term Loans in accordance with the terms of the Credit Agreement such that the First Lien Leverage Ratio for the Test Period (determined on a pro forma basis after giving effect to such Asset Sale and any prior Asset Sale but without netting any of the Net Cash Proceeds of such Asset Sale and assuming for such pro forma purposes that the portion of Consolidated EBITDA attributable to such Asset Sale is equal to the portion attributable to the Net Cash Proceeds used to repay Term Loans) does not exceed 4.0 to 1.0 or (B) 50% of such Net Cash Proceeds are applied to repay Term Loans in accordance with the terms of the Credit Agreement and (z) to the extent that the First Lien Net Leverage Ratio (as defined in Section 6.13 of the Credit Agreement after giving effect to this Amendment) as of the date of such Asset Sale and on a pro forma basis for the applicable Test Period (but without giving effect to such Asset Sale or the use of proceeds thereof) is less than 4.0 to 1.0, then the Borrower shall be permitted, in accordance with the terms of the Credit Agreement, to reinvest all such Net Cash Proceeds.

For purposes of the foregoing, the “Required Amount” of Net Cash Proceeds with respect to any Asset Sale shall mean (x) if the First Lien Leverage Ratio for the applicable Test Period (determined on a pro forma basis after giving effect to such Asset Sale and any prior Asset Sale and assuming all of the Net Cash Proceeds of such Asset Sale have been applied to prepay Term Loans) is greater than or equal to 4.5 to 1.0, 100% of such Net Cash Proceeds or (y) if otherwise, the sum of (1) an amount of Net Cash Proceeds such that the First Lien Leverage Ratio for the applicable Test Period (determined on a pro forma basis after giving effect to such Asset Sale and any prior Asset Sale but without netting any of the Net Cash Proceeds of such Asset Sale and assuming for such pro forma purposes that the portion of Consolidated EBITDA attributable to such Asset Sale is equal to the portion attributable to the Net Cash Proceeds used to repay Term Loans pursuant to this clause (1)) after applying such Net Cash Proceeds to prepay Term Loans in accordance with the Credit Agreement is equal to 4.5 to 1.0 plus (2) 50% of any remaining Net Cash Proceeds after the application of the preceding clause (1).

In addition, other than in respect to the first $50,000,000 in Net Cash Proceeds in respect of Asset Sales received after the Amendment No. 3 Effective Date, in the event that the Borrower and the Subsidiaries receive Net Cash Proceeds in respect of Asset Sales that would be required to be applied to prepay Term Loans pursuant to Section 2.13(b) but for the $50,000,000 annual threshold in Section 2.13(b), the Borrower shall voluntarily prepay Term Loans pursuant to Section 2.12 of the Credit Agreement to the extent that Section 2.13(b) would have required Term Loans to be prepaid if such $50,000,000 annual threshold did not apply, but giving effect to the foregoing reinvestment provisions, to the extent applicable.

With respect to each fiscal quarter during which any Asset Sale occurs, the Borrower shall deliver to the Administrative Agent (for delivery to the Extended Revolving Credit Lenders) at the time the Borrower delivers to the Administrative Agent the certificate for such fiscal quarter pursuant to Section 5.04(c) of the Credit Agreement, an additional certificate (a) specifying the amount of Net Cash Proceeds received in connection with Asset Sales during such fiscal quarter and (b) providing in reasonable detail a calculation of the amount of Net Cash Proceeds received in connection with such Asset Sales that were (x) applied to prepay outstanding Term Loans and (y) reinvested pursuant to the first proviso of the definition of “Net Cash Proceeds”, together with a description of such reinvestment.

The provisions of this Section 7 of this Amendment are solely for the benefit of the Extended Revolving Credit Lenders and a majority in interest of such Extended Revolving Credit Lenders may (a) amend or otherwise modify this Section 7 or (b) waive any non-compliance with this Section 7 or any Default or Event of Default resulting from such non-compliance. In addition, for the avoidance of doubt, any breach of this Section 7 shall constitute a breach of a covenant contained in a Loan Document in accordance with Article VII(e) of the Credit Agreement.

SECTION 8. Reaffirmation. Each of Parent, the Borrower and each of the Subsidiary Guarantors identified on the signature pages hereto (collectively, Parent, the Borrower and such Subsidiary Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.

SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the Loan Documents (including the preparation of this Amendment), including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 10. Notices. All notices hereunder shall be given in accordance with Section 9.01 of the Credit Agreement.

SECTION 11. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission (e.g., “pdf”) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 12. No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or any Loan Party under any other Loan Document from any of its obligations and liabilities thereunder. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith.

SECTION 13. Governing Law. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 14. Headings; Titles. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. None of the financial institutions listed on the front cover of this Amendment as either a “Joint Bookrunner” or a “Co-Manager” shall have any duties or responsibilities hereunder in their capacity as either a “Joint Bookrunner” or a “Co-Manager”.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

COMMUNITY HEALTH SYSTEMS, INC.,

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 3 to the Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender and as Administrative Agent

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Officer

By:	/s/ Warren Van Heyst
Name:	Warren Van Heyst
Title:	Authorized Officer

[Signature Page to Amendment No. 3 to the Credit Agreement]

ABILENE HOSPITAL, LLC
ABILENE MERGER, LLC
AFFINITY HEALTH SYSTEMS, LLC
AFFINITY HOSPITAL, LLC
BERWICK HOSPITAL COMPANY, LLC
BILOXI H.M.A., LLC
BIRMINGHAM HOLDINGS II, LLC
BIRMINGHAM HOLDINGS, LLC
BLUEFIELD HOLDINGS, LLC
BLUEFIELD HOSPITAL COMPANY, LLC
BLUFFTON HEALTH SYSTEM LLC
BRANDON HMA, LLC
BROWNWOOD MEDICAL CENTER, LLC
BULLHEAD CITY HOSPITAL CORPORATION
BULLHEAD CITY HOSPITAL INVESTMENT CORPORATION
CAMPBELL COUNTY HMA, LLC
CARLSBAD MEDICAL CENTER, LLC
CAROLINAS HOLDINGS, LLC
CAROLINAS JV HOLDINGS GENERAL, LLC
CENTRAL FLORIDA HMA HOLDINGS, LLC
CENTRAL STATES HMA HOLDINGS, LLC
CHESTER HMA, LLC
CHESTNUT HILL HEALTH SYSTEM, LLC
CHHS HOLDINGS, LLC
CHHS HOSPITAL COMPANY, LLC
CHS PENNSYLVANIA HOLDINGS, LLC
CHS TENNESSEE HOLDINGS, LLC
CHS VIRGINIA HOLDINGS, LLC
CITRUS HMA, LLC
CLARKSVILLE HOLDINGS II, LLC
CLARKSVILLE HOLDINGS, LLC
CLEVELAND HOSPITAL COMPANY, LLC
CLEVELAND TENNESSEE HOSPITAL COMPANY, LLC
CLINTON HMA, LLC
COATESVILLE HOSPITAL CORPORATION
COCKE COUNTY HMA, LLC
COLLEGE STATION MEDICAL CENTER, LLC
COLLEGE STATION MERGER, LLC
COMMUNITY HEALTH INVESTMENT COMPANY, LLC
CP HOSPITAL GP, LLC
CPLP, LLC
CRESTWOOD HOSPITAL LP, LLC
CRESTWOOD HOSPITAL, LLC
CSMC, LLC
DEACONESS HOLDINGS, LLC
DEACONESS HOSPITAL HOLDINGS, LLC
DESERT HOSPITAL HOLDINGS, LLC
DETAR HOSPITAL, LLC
DHFW HOLDINGS, LLC
DUKES HEALTH SYSTEM, LLC
DYERSBURG HOSPITAL COMPANY, LLC

[Signature Page to Amendment No. 3 to the Credit Agreement]

EMPORIA HOSPITAL CORPORATION
FLORIDA HMA HOLDINGS, LLC
FOLEY HOSPITAL CORPORATION
FORT SMITH HMA, LLC
FRANKFORT HEALTH PARTNER, INC.
FRANKLIN HOSPITAL CORPORATION
GADSDEN REGIONAL MEDICAL CENTER, LLC
GAFFNEY H.M.A., LLC
GRANBURY HOSPITAL CORPORATION
GRMC HOLDINGS, LLC
HALLMARK HEALTHCARE COMPANY, LLC
HEALTH MANAGEMENT ASSOCIATES, LLC
HEALTH MANAGEMENT GENERAL PARTNER I, LLC
HEALTH MANAGEMENT GENERAL PARTNER, LLC
HMA FENTRESS COUNTY GENERAL HOSPITAL, LLC
HMA SANTA ROSA MEDICAL CENTER, LLC
HMA SERVICES GP, LLC
HMA-TRI HOLDINGS, LLC
HOBBS MEDCO, LLC
HOSPITAL MANAGEMENT ASSOCIATES, LLC
HOSPITAL OF MORRISTOWN, LLC
JACKSON HMA, LLC
JACKSON HOSPITAL CORPORATION
JEFFERSON COUNTY HMA, LLC
KAY COUNTY HOSPITAL CORPORATION
KAY COUNTY OKLAHOMA HOSPITAL COMPANY, LLC
KENNETT HMA, LLC
KEY WEST HMA, LLC
KIRKSVILLE HOSPITAL COMPANY, LLC
KNOXVILLE HMA HOLDINGS, LLC
LAKEWAY HOSPITAL COMPANY, LLC
LANCASTER HOSPITAL CORPORATION
LAS CRUCES MEDICAL CENTER, LLC
LEA REGIONAL HOSPITAL, LLC
LEBANON HMA, LLC
LONGVIEW CLINIC OPERATIONS COMPANY, LLC
LONGVIEW MERGER, LLC
LRH, LLC
LUTHERAN HEALTH NETWORK OF INDIANA, LLC
MADISON HMA, LLC
MARSHALL COUNTY HMA, LLC
MARTIN HOSPITAL COMPANY, LLC
MARY BLACK HEALTH SYSTEM, LLC
MCSA, L.L.C.
MEDICAL CENTER OF BROWNWOOD, LLC
METRO KNOXVILLE HMA, LLC
MISSISSIPPI HMA HOLDINGS I, LLC
MISSISSIPPI HMA HOLDINGS II, LLC
MOBERLY HOSPITAL COMPANY, LLC
NAPLES HMA, LLC
NATCHEZ HOSPITAL COMPANY, LLC

[Signature Page to Amendment No. 3 to the Credit Agreement]

NATIONAL HEALTHCARE OF LEESVILLE, INC.
NAVARRO REGIONAL, LLC
NC-DSH, LLC
NORTHWEST ARKANSAS HOSPITALS, LLC
NORTHWEST HOSPITAL, LLC
NOV HOLDINGS, LLC
NRH, LLC
OAK HILL HOSPITAL CORPORATION
ORO VALLEY HOSPITAL, LLC
PALMER-WASILLA HEALTH SYSTEM, LLC
PASCO REGIONAL MEDICAL CENTER, LLC
PENNSYLVANIA HOSPITAL COMPANY, LLC
PHOENIXVILLE HOSPITAL COMPANY, LLC
POPLAR BLUFF REGIONAL MEDICAL CENTER, LLC
PORT CHARLOTTE HMA, LLC
POTTSTOWN HOSPITAL COMPANY, LLC
PUNTA GORDA HMA, LLC
QHG GEORGIA HOLDINGS II, LLC
QHG GEORGIA HOLDINGS, INC.
QHG OF BLUFFTON COMPANY, LLC
QHG OF CLINTON COUNTY, INC.
QHG OF ENTERPRISE, INC.
QHG OF FORREST COUNTY, INC.
QHG OF FORT WAYNE COMPANY, LLC
QHG OF HATTIESBURG, INC.
QHG OF SOUTH CAROLINA, INC.
QHG OF SPARTANBURG, INC.
QHG OF SPRINGDALE, INC.
REGIONAL HOSPITAL OF LONGVIEW, LLC
RIVER OAKS HOSPITAL, LLC
RIVER REGION MEDICAL CORPORATION
ROH, LLC
ROSWELL HOSPITAL CORPORATION
RUSTON HOSPITAL CORPORATION
RUSTON LOUISIANA HOSPITAL COMPANY, LLC
SACMC, LLC
SALEM HOSPITAL CORPORATION
SAN ANGELO COMMUNITY MEDICAL CENTER, LLC
SAN ANGELO MEDICAL, LLC
SCRANTON HOLDINGS, LLC
SCRANTON HOSPITAL COMPANY, LLC
SCRANTON QUINCY HOLDINGS, LLC
SCRANTON QUINCY HOSPITAL COMPANY, LLC
SEMINOLE HMA, LLC
SHELBYVILLE HOSPITAL COMPANY, LLC
SILOAM SPRINGS ARKANSAS HOSPITAL COMPANY, LLC
SILOAM SPRINGS HOLDINGS, LLC
SOUTHEAST HMA HOLDINGS, LLC
SOUTHERN TEXAS MEDICAL CENTER, LLC
SOUTHWEST FLORIDA HMA HOLDINGS, LLC
STATESVILLE HMA, LLC

[Signature Page to Amendment No. 3 to the Credit Agreement]

TENNYSON HOLDINGS, LLC
TOMBALL TEXAS HOLDINGS, LLC
TOMBALL TEXAS HOSPITAL COMPANY, LLC
TRIAD HEALTHCARE, LLC
TRIAD HOLDINGS III, LLC
TRIAD HOLDINGS IV, LLC
TRIAD HOLDINGS V, LLC
TRIAD NEVADA HOLDINGS, LLC
TRIAD OF ALABAMA, LLC
TRIAD-ARMC, LLC
TRIAD-EL DORADO, INC.
TRIAD-NAVARRO REGIONAL HOSPITAL SUBSIDIARY, LLC
TULLAHOMA HMA, LLC
TUNKHANNOCK HOSPITAL COMPANY, LLC
VAN BUREN H.M.A., LLC
VENICE HMA, LLC
VHC MEDICAL, LLC
VICKSBURG HEALTHCARE, LLC
VICTORIA HOSPITAL, LLC
VIRGINIA HOSPITAL COMPANY, LLC
WEATHERFORD HOSPITAL CORPORATION
WEATHERFORD TEXAS HOSPITAL COMPANY, LLC
WEBB HOSPITAL CORPORATION
WEBB HOSPITAL HOLDINGS, LLC
WESLEY HEALTH SYSTEM LLC
WHMC, LLC
WILKES-BARRE BEHAVIORAL HOSPITAL COMPANY, LLC
WILKES-BARRE HOLDINGS, LLC
WILKES-BARRE HOSPITAL COMPANY, LLC
WOODLAND HEIGHTS MEDICAL CENTER, LLC
WOODWARD HEALTH SYSTEM, LLC

Acting on behalf of each of the Subsidiary Guarantors set forth above

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 3 to the Credit Agreement]

HEALTH MANAGEMENT ASSOCIATES, LP
By:	Health Management General Partner, LLC, its general partner

TENNESSEE HMA HOLDINGS, LP
By:	Health Management General Partner I, LLC, its general parter

QHG GEORGIA, LP
By:	QHG Georgia Holdings II, LLC, its general partner

HOSPITAL MANAGEMENT SERVICES OF FLORIDA, LP
By:	HMA Services GP, LLC, its general partner

HMA HOSPITALS HOLDINGS, LP
By:	Health Management General Partner, LLC, its general partner

BROWNWOOD HOSPITAL, L.P.
By:	Brownwood Medical Center, LLC, its general partner

CAROLINAS JV HOLDINGS, L.P.
By:	Carolina JV Holdings General, LLC, its general partner

COLLEGE STATION HOSPITAL, L.P.
By:	College Station Medical Center, LLC, its general partner

CRESTWOOD HEALTHCARE, L.P.
By:	Crestwood Hospital, LLC

LAREDO TEXAS HOSPITAL COMPANY, L.P.
By:	Webb Hospital Corporation, its general partner

LONGVIEW MEDICAL CENTER, L.P.
By:	Regional Hospital of Longview, LLC, its general partner

NAVARRO HOSPITAL, L.P.
By:	Navarro Regional, LLC, its general partner

VICTORIA OF TEXAS, L.P.
By:	Detar Hospital, LLC, its general partner

Acting on behalf of each of the Subsidiary Guarantors set forth above

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 3 to the Credit Agreement]

[Name of Revolving Credit Lender:1

By:
Name:
Title:

For any Revolving Credit Lender requiring a second signature block:

By:
Name:
Title:]

1 On file with Agent.

[Signature Page to Amendment No. 3 to the Credit Agreement]